UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co. Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway Suite 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2023

Rule One Fund

ITEM	1. (a). REPORTS TO STOCKHOLDERS.

RULE ONE FUND

VOL .5
RYD .1
CIGB
UNI
BCM
SBC .3
SBC .7

RULRX

ANNUAL REPORT

For the Year Ended
December 31, 2023

(833) RULE-ONE
ruleonefund.com

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Rule One Fund

Important Disclosure Statement

The Rule One Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 833-785-3663. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Rule One Partners, LLC is the investment advisor.

The performance data quoted represents past performance and is not guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2023 and are subject to change at any time. For most recent information, please call 833-785-3663.

The Advisor waived or reimbursed part of the Fund’s total expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

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February 16, 2024

To the shareholders of the Rule One Fund:

You have entrusted Austin Bowen, Travis Parker, and I with your savings and, to a certain extent, with your dreams for a secure financial future. We are deeply grateful for your faith in us, and we promise to continue to work diligently to protect your capital and our own in these turbulent times.

The General Market Picture

We started 2023 with significant and widespread uncertainty for the global economy after the Federal Reserve dramatically raised interest rates. By the end of the year however, it appeared that the Fed Chairman managed to tiptoe on a tightrope across an economic Niagara Falls, having avoided a recession from raising interest rates too high while stopping an inflationary spiral that might have taken the economy over the falls. The markets have responded to this good news by reaching new highs and I am pleased to report that Rule One Fund delivered a strong performance as well, beating our benchmark index, the Dow Jones Industrial Average, by 30.7%. That said, we do not think the economy is off the tightrope. In fact, we think investors may be in for a very different experience over the next decade, unlike anything we have experienced in the last 40 years.

I think a brief look at a few Fed charts will help make my point: This chart from the St. Louis Fed shows that the interest rate on the 10-year treasury bond peaked in 1981 after the Fed’s aggressive tightening to contain inflation in the late 1970’s.

*Shaded areas indicate recession

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From that point, for almost 40 years, the Fed used the power of predictably reducing interest rates to spur the economy out of one economic crisis after another until, with interest rates finally down to 0%, Covid hit us hard. With no ability to lower interest rates to stimulate the economy, they took an even more radical step to get us out of economic crisis. They printed almost 80% of all the dollars ever printed in US history (see chart below) and dumped that money into the economy.

*Shaded areas indicate recession

Like getting a shot of adrenaline the economy made an apparent miraculous recovery. The Federal government followed with a multi-trillion-dollar spending bill that further amped up the patient. This massive stimulus caused asset prices to shoot to the moon, particularly stock market prices relative to the US Gross Domestic Product (GDP).

Consider this next FRED (Federal Reserve Economic Data) chart depicting stock market prices compared to GDP: The Wilshire 5000 is the index of almost all the stocks in the US stock market. This chart compares the market price of the whole market to the revenue generated by all the economic activity in the US, GDP. In an article in Forbes in 2001, Warren Buffett called this chart the best indicator of market risk. Buffett said that when the Wilshire GDP ratio is around 1.0, the market is fairly priced. In 2022, this indicator nearly reached 2.0, an indication of a massively over-priced market.

*Shaded areas indicate recession

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Egregious money printing also created serious problems for consumers. Since 2020, consumer prices have risen 21%, a 6.6% compounded annual growth in inflation, far in excess of the <2% inflation rate of the last decade.

*Shaded areas indicate recession

The Fed responded to this inflationary threat by raising interest rates from 0% to almost 5%. Higher interest rates slowed inflation to 3.2% in 2023 but now the question is whether the Fed will go back to its policy of stimulating the economy through lower interest rates and more money printing. We think not.

We think that the Fed recognizes the gigantic asset bubble it created with ultra-low interest rates and massive money printing. We think it sees the impact of a widening gap between rich and poor on the social fabric of America. And we think the Fed can read its own Wilshire GDP Ratio chart that graphically describes how out of whack stock market assets are to GDP, the actual revenues in America.

My conclusion is that Fed policies in the future will discourage the massive credit expansion and outright gambling of the past.

What this means is that the stock market is likely to revert to the average relationship between its price and GDP. Since the Wilshire GDP Ratio is currently 2.0 and the average is 1.0, the market price must come down or go sideways while the GDP rises. This suggests that it is unlikely that holding stocks through thick and thin will be as profitable in the future as it was from, say, 2009 to 2021. If this reversion to the mean unfolds over the next few years, the market-beating returns investors seek will likely require an investing strategy that focuses on not losing money and lets the upside take care of itself, in other words, Rule #1.

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Management Discussion of Fund Performance

Our comparative index, the Dow, produced a 16.18% return in 2023. Our Fund’s annual return ending 12/31/23 (after fees and expenses) is 21.02%, outperforming the Dow by 30.7%.

Thanks to the Federal Reserve’s crusade to tame inflation via interest rate hikes, our investment in short term government bonds, via the Government Obligations Bond fund, GOIXX, produced $2.23 million on an average balance of approximately $50 million, yielding 4.4%.

Additional cash, approximately $30 million, was used for short-term cash-settled put options, covered calls and credit spreads, and produced a return of $6.05 million, a yield of 20.2%.

We collected dividends of $2.03 million from equity positions against our total average equity basis of $80 million, producing a 2.5% return.

Equities that increased in price in 2023 included Netflix (NFLX), Activision Blizzard (ATVI), OZK Bank (OZK), Sprouts Farmers Market (SFM), Huntington Ingalls Industries (HII), and Alphabet (GOOGL). Equities that saw prices decline in 2023 were Ruger (RGR), Tyson Foods (TSN) and Occidental Petroleum (OXY).

Our Portfolio

We embrace the philosophy of Benjamin Graham and Warren Buffett. We believe in buying stocks for less than their intrinsic worth, focusing on fundamentals like strong financials, steady cash flow, and durable competitive advantages operated by managers with talent and integrity. Our passion is finding that diamond in the rough, a wonderful business that the market has mispriced. And, of course, we fervently adhere to Warren Buffett’s first (and only) rule of investing, Rule #1, “Don’t lose money.” Capital preservation and a positive absolute return is our primary focus, guiding every investment decision and serving as the ultimate measure of our success.

NFLX: Netflix is our best-performing security and largest holding, with a prolific return of 65.1% in 2023. The company holds a significant lead in the movie/TV streaming market, with nearly double the subscriber revenue of its nearest competitor. While competitors have struggled to catch up, Netflix has enjoyed its decade-long first-mover advantage. While companies such as Disney, Paramount+, Apple TV+, HBO Max, Peacock, and Hulu are spending billions to close the content gap, Netflix is focused on driving growth and profitability. Netflix’s strategy of paid sharing and offering a less expensive advertising-supported option is succeeding. We purchased Netflix following the rising fear in the market that subscriber growth would stall, and they would lose the market to other steaming companies. We were confident that would not be the case and we added substantially to our position as the price fell. In the first 9 months of 2023, Netflix has

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increased subscribers by 17.5 million to 247 million and grew free cash flow 330% from its previous all-time high of $1.6 billion in 2022 to $5.3 billion. The market price followed the good news as the fear subsided. Now, despite its significant increase in price, we believe Netflix is a long-term compounding machine that will continue to provide outsized returns well into the future and we are ready to buy more if the opportunity arises.

SFM: Sprouts Farmers Market (SFM) is up 48.6%. Sprouts “Healthy Living for Less” is an organic-focused, locally sourced grocery chain that sits alone in a niche between big-box and small organic grocers by providing the lowest organic and natural food prices. Their stores focus on selected, attribute-driven products that offer customers a unique farmer’s market experience. SFM gains a pricing advantage over dominant grocery chains through decentralized regional distribution centers that source excess organic produce from local farmers at discount prices. It is a brilliant strategy that dug a big moat for the business, one that continues to improve. Baby boomers and millennials are increasingly focusing on healthy eating, thus expanding the Sprouts customer base. Our investment thesis has played out nicely as Sprouts navigated an inflationary environment by increasing prices to offset its costs and maintaining its 36%+ gross margins as of its Q3 earnings call in October. Over that same period, they increased store traffic and comparable sales, demonstrating the antifragile characteristics we seek in our businesses. Sprouts currently operates approximately 401 stores in 23 states, and management believes they can grow to over 800 stores, targeting 10% annual unit growth. We think the future continues to look healthy for Sprouts and we encourage all of you to check them out and get on the healthy eating bandwagon. Tell them Phil sent you.

ATVI: We exited ATVI with the impending closure of the Microsoft acquisition on October 13th with a handsome 22.1% return on our equity holdings, not counting the premium and dividends collected over our holding period. Activision is the largest video game producer in the United States and is the creator and owner of the popular gaming franchises Call of Duty, World of Warcraft, and Candy Crush. We viewed ATVI to be on sale at $50 per share and estimated that its fair value was approximately $100 per share. Activision’s price dropped to $55 but before it reached our $50 ‘buy price’ Microsoft made a buyout offer at $95 in early January 2022 and the stock price jumped to $95. It was difficult for us to see this wonderful company get sold before we acquired an ownership position but, on news that regulators were analyzing the deal, the market price retreated from $95 and created a merger-arbitrage opportunity with little downside. We were able to buy the stock for under $80 knowing that if the deal went through, we’d make over 20% and if it didn’t, we’d own a wonderful business at a discount to its value. We’d have preferred the latter, but we’ll take the immediate gain from the deal closing without complaint.

TSN: The worst-performing security in 2023 was Tyson, down -13.7%. Tyson is the largest protein producer in the United States and has a noteworthy output for the three major protein segments: beef, pork, and chicken. In addition, they have a prepared food segment with iconic brands like Jimmy Dean, Hilshire Farms, and Ball Park, to name a few.

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Tyson’s competitive advantage is derived from its economic scale and ability to spread fixed costs across the organization, which gives them a price moat that few competitors can rival. However, Tyson has faced several variable cost headwinds, including labor shortages, supply chain constraints, avian influenza outbreaks, increased feed costs, and persistent inflation. Fortunately, in our view these are not material to the long-term health of the company. CEO Donnie King said they are in the unusual position of facing challenges in all three segments of its business simultaneously. Despite these challenges, Tyson continues to gain market share. According to Nielsen, Tyson’s core business lines outpaced the overall food and beverage market and its competitors by 9% YoY growth, scoring a five-year high market share of 28%. Tyson’s stock price is at the bottom of the industry cycle, and we are confident its fundamentals and its market price will continue to improve in the future.

Other Key Positions

OZK: We added to our OZK position during a series of well-publicized bank failures earlier in the year that drove down virtually all banking stocks regardless of quality. Bank OZK has rigorous credit standards, and it is managed conservatively with a focus on the bank’s long-term health. When the Silicon Valley Bank failure hit the front page, we looked carefully at OZK’s Treasury bond portfolio and their fortress balance sheet and were comfortable that OZK could withstand even the most severe economic shock. Despite its price running up 20% in 2023, we think the CEO, George Gleason, will continue to allocate capital as effectively as in the past and that the OZK stock price has a long way to go before it gets to intrinsic value.

GOOGL: We think Alphabet is one of the world’s greatest companies. With a global monopoly on search and its Android OS competing in a duopoly with Apple’s IOS, Google dominates the global advertising market with its suite of products and business segments. In addition, its YouTube TV streaming channel is taking market share from cable. The key inversion remains the rise of ChatGPT and AI, threatening Alphabet’s ad revenue model. We think Alphabet’s AI expertise will allow them to match or outperform competitive AI technology and integrate it into its search engine and we think they will continue to monetize their near monopoly. Perhaps our biggest mistake this year was not taking a larger position in Google. Thankfully, the options market came to our rescue, and we were able to double our position in this wonderful business using long LEAP calls. Google has an active and liquid options market, and we continue to lower the basis by selling Puts and Calls.

OXY: During the third and fourth quarters, the fund added a new position, Occidental Petroleum (OXY), investing $7.2 million, or approximately 4.5% of the fund. Occidental Petroleum is an oil and natural gas exploration and production company with the majority of its operations in the United States. Occidental has a price moat with a breakeven price

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(the price per barrel where extracting oil becomes profitable) of approximately $40 per barrel supported by the second-highest reserves among US independent oil and gas companies. By comparison, the average breakeven price of OPEC oil is around $80 per barrel. Additionally, Occidental’s chemical business is number one or two in every category in which it competes. This segment accounts for nearly 20% of its revenue and generates massive 37% operating margins that support capital expenditures for growth. One such initiative is their new petrochemicals plant under construction in the U.S. This plant will be operational in 2024 and will increase Occidental’s petrochemical output by 25%. Warren Buffett has been aggressively buying into this company and now owns approximately 28% of the enterprise. Buffett once said that he’d trade all the gold in the world for 18 Exxons and all the farmland in the US. OXY isn’t quite 18 Exxons but we think it’s a better run company than Exxon with great potential for increasing its value in the future and we feel we are in good company, investing alongside the greatest investor of our time.

HEDGING THE MARKET: During the second half of 2023, the fund added a market hedge position, a kind of insurance policy against a market crash, using LEAP Put options on S&P 500 Index (SPX) and the Nasdaq Index (QQQ) indexes. Our reasoning about hedging the market starts with the recognition that global macro and geopolitical risks abound. Further, we understand that the potential for a ‘black swan’ event is always a concern. We have determined that there are certain times when we should insure the fund against these risks. Our insurance takes the form of structured long-term trades that use less than 2% of our capital annually. These trades are not intended to be profitable in a normal stock market. However, in a major market crash like in 2008, 2011, 2018 and 2020 these trades have been very profitable. Given that our view of this market suggests a crash is inevitable, we think that this insurance policy will pay for itself in the long run.

BETA (AKA PORTFOLIO RISK): Modern Portfolio Theory, an academic market paradigm that dominates Wall Street strategy, stipulates that the amount a price moves up or down relative to the S&P 500® Index is called “Beta.” Beta, for most Wall Street players, is synonymous with risk. Funds with a Beta greater than 1.0 are considered riskier than the market, and those with a Beta lower than 1.0 are considered less risky than the market. Below are the annual Betas of the S&P 500® Index (SPX), the Rule One Fund (RULRX), and the Dow (DJI) Index.

Beta

	1 Yr	2 Yr	3 Yr	4 Yr	Since Inception
RULRX	0.64	0.50	0.51	0.46	0.44
DOW	0.78	0.79	0.80	0.94	0.94
SPX	1.00	1.00	1.00	1.00	1.00

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Since inception, our fund has consistently delivered a lower Beta than the Dow for every year indicating the risk of investing in our fund is about half the risk of buying the Dow index. That’s extraordinary because a fund that targets a return higher than the Dow, in theory, should have a higher risk level and a higher Beta than the Dow. That is not the case with our fund. In 2023 our Fund beat the Dow by 30.7% with a Beta that was 18% lower (.64 compared to .78). This demonstrates what Graham, Buffett, Munger, and many more value investors have proven: higher returns do not require higher risk.

In last year’s letter, we discussed why we can deliver higher returns with a lower level of “risk” compared to the broader market, but I feel it’s worth revisiting: When the market is down, we attempt to buy businesses at deep discounts to their intrinsic value. When the market goes up to the point of becoming irrationally exuberant, many of those positions are priced above intrinsic value, and so we are inclined toward selling some of those businesses. When we sell, our cash position increases. That cash becomes a major buffer to volatility should the market go down and we can deploy that cash in very short-term positions with bonds and options to increase portfolio returns while staying prepared to acquire other great businesses when opportunity knocks. When it does, we are ready to acquire anti-fragile businesses at bargain prices that we believe will outperform the market during periods economic turbulence, and the process begins again. That combination of cash, cash flow and a focused portfolio of wonderful businesses has resulted in a Beta lower than the Dow index. Further, we believe that when the market declines this strategy gains even greater advantage over the index.

This is an obviously effective strategy and there are 42 other equity mutual funds executing similar strategy with over $32 billions of invested capital. Morningstar groups these funds in a category called Option Trading Funds since all the funds in this category use options to offset the market risk of their stock portfolios. As a result, these funds all have very low Betas (in a range from .02 to .70). Some of these funds are quite simple – they just buy the index and then sell options against the index to lower their risk and create cash flow. Others, like us, often hold a large cash position, actively choose stocks, and sell options to enter/exit positions and create cash flow. The major difference in strategy between our fund and the rest of the funds in this category is that we are focused on owning a relatively small number of stocks that we patiently wait to buy on sale. We thought it of interest to our investors that our board hired Broadridge Financial Solutions, an independent mutual fund data and performance provider, to rank the Fund against the 42 funds in our Morningstar category. Broadridge reported that the 2023 return from the Rule One Fund (after fees and expenses) ranks #2 for our 1-year net return and #6 for the 3-year net return (2021-2022-2023).

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We are very pleased with our portfolio at year’s end and believe it is well structured for another good year regardless of market direction. We believe that every stock we own remains significantly below its intrinsic value and represents such a wonderful business that, should the price go down, we will buy more. We are well hedged against a major drop in the market. We have a large cash position, and we continue to actively manage it with short-term government bonds and cash-settled options. And, as always, in 2024 we will remain vigilant in searching for wonderful businesses to allocate our cash.

It is a privilege to invest for such an amazing community of people and we are all grateful for the opportunity. You’re here because you understand that the essence of this investing strategy is to protect our capital by buying wonderful businesses when there is fear and selling them when there is greed. It is a practice that requires patience and the ability to stay in cash for long periods of time. No fund manager can do that without investors who understand and appreciate that when the market does fall, rising returns should follow.

So, thank you all for your confidence in us. You are a special bunch, and it’s an honor to work for you. As always, our family’s fortune is invested alongside yours, and every action in this fund is aimed at protecting our capital and investing it in wonderful businesses on sale when we have the opportunity.

Warmest regards,

Phil Town
Managing Partner, Rule One Partners
Advisor for the Rule One Fund

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ADDENDUM

Mutual fund investing involves risk. Loss of principal is possible. The Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers. “Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. “Value” stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, “value” stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. The Fund may gain exposure to Equity Securities directly through investment in derivatives instruments, such as short put and covered call options and other structured products. The Fund’s exposure to derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. The Fund invests may invest in foreign securities which involves political, economic and currency risks, great volatility, and differences in accounting methods. This risk is greater for investments in emerging markets.”

Fund holdings are subject to change at any time and should not be considered a recommendation to buy or sell any security.

DEFINITIONS:

PE Ratio	A measure of how much investors are paying per dollar of earnings.
Shiller PE	The S&P 500 price divided by the average of ten years of earnings adjusted for inflation done annually since 1870. Created by Robert Shiller, recipient of the Nobel Prize in economics in 2013.
Margin of Safety	A principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value.
DJIA	A stock market index that tracks 30 large, publicly owned blue-chip companies, considered a measure of conservative stock market performance.
S&P 500	A stock market index that tracks 500 publicly traded domestic companies, considered a measurement of the entire American stock market performance
NASDAQ	A stock index of all Nasdaq-listed stocks, considered a measurement of technology sector companies.
CPI	The change in the prices paid by consumers for a basket of consumer goods and services, considered to be the best measurement of inflation.
Wilshire 5000 Index	A stock index that tracks the performance of virtually all publicly traded companies in the United States.
Beta

Beta is a measure of the volatility, or systematic risk, of a security or portfolio compared to the market as a whole (usually the S&P 500). Stocks and funds with betas higher than 1.0 can be interpreted as more volatile than the S&P 500. Stocks and funds with betas lower than 1.0 can be interpreted as less volatile than the S&P 500.

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Investment advisory services are provided by Rule One Partners LLC, a SEC registered investment adviser. This communication does not constitute an offer to sell or the solicitation of an offer to buy any security. Although the information provided has been obtained from sources that Rule One Partners LLC believes to be reliable, we do not guarantee its accuracy, and such information may be incomplete or condensed. It does not purport to include all the information available on the investments mentioned. The reader is referred to the regular statistical services, company reports and any official prospectuses for further details. Securities are offered through Foreside Fund Services, LLC, Member FINRA/SIPC. Rule One Partners, LLC is not affiliated with Foreside Fund Services, LLC.

Investors should consider the Fund’s investment objectives, potential risks, management fees and charges and expenses carefully before investing. This and other information are contained in the Fund’s prospectus which may be obtained online at ruleonefund.com or by calling 1-833 RULE-ONE (833-785-3663). Please read the prospectus carefully before investing.

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

Past performance is not predictive of future performance.

Not FDIC Insured · May Lose Value · No Bank Guarantee

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COMPARISON OF $20,000 INVESTMENT IN
RULE ONE FUND INSTITUTIONAL CLASS SHARES VS.
DOW JONES INDUSTRIAL AVERAGE INDEX (unaudited)

$40
$35
$30
$25
$20
$15
In Thousands
$33,469
$28,030
6/3/19
3/31/20
12/31/20
12/31/21
12/31/22
12/31/23
Rule One Fund
Dow Jones Industrial Average Index

	Total Returns	Average Annual Return
	One Year Ended 12/31/2023	Since Inception 06/03/2019 - 12/31/2023
Rule One Fund	21.02%	7.65%
Dow Jones Industrial Average Index	16.18%	11.90%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average Index (“DJIA”) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

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Portfolio Compositionas of December 31, 2023 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Communication Services	25.41%
Financials	13.40%
Real Estate	4.75%
Consumer Staples	4.68%
Energy	4.46%
Industrials	3.46%
Consumer Discretionary	3.04%
Exchange Traded Fund	2.03%
Money Market Fund	17.40%
Options Purchased:
Call Options	6.31%
Put Options	1.60%
Total Investments	86.54%

Securities Sold Short
Common Stock	(0.04%	)

Options Written:
Call Options	(1.40%	)
Put Options	(0.09%	)
Total Options Written	(1.49%	)

See Notes to Financial Statements

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Schedule of InvestmentsDecember 31, 2023

		Shares	Value
59.20%	COMMON STOCKS

25.41%	COMMUNICATION SERVICES
	Alphabet, Inc. - Class A(A)	73,000	$10,197,370
	Netflix, Inc.(A)	73,000	35,542,240
			45,739,610

3.04%	CONSUMER DISCRETIONARY
	Sturm, Ruger & Co., Inc.	120,347	5,469,771

4.68%	CONSUMER STAPLES
	Sprouts Farmers Market, Inc.(A)	175,000	8,419,250

4.46%	ENERGY
	Occidental Petroleum Corp.	134,500	8,030,995

13.40%	FINANCIALS
	Bank of America Corp.	100,000	3,367,000
	Bank OZK	416,269	20,742,684
			24,109,684

3.46%	INDUSTRIALS
	Huntington Ingalls Industries, Inc.	24,000	6,231,360

4.75%	REAL ESTATE
	Howard Hughes Holdings, Inc.(A)	100,000	8,555,000

59.20%	TOTAL COMMON STOCKS		106,555,670
	(Cost: $76,085,176)

2.03%	EXCHANGE TRADED FUND
	VanEck Gold Miners ETF	117,600	3,646,776
	(Cost: $3,547,000)

17.40%	MONEY MARKET FUND
	Federated Government Obligations Fund Institutional Class 5.230%(B)	31,320,890	31,320,890
	(Cost: $31,320,890)

See Notes to Financial Statements

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Schedule of Options PurchasedDecember 31, 2023

7.91%	OPTIONS PURCHASED(A)

	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
6.31%	CALL OPTIONS
	Alphabet, Inc. - Class A	840	$11,733,960	$50.00	12/19/2025	$7,959,000
	Invesco QQQ Trust	1,900	77,808,800	440.00	02/16/2024	214,700
	Tyson Foods, Inc. - Class A	1,200	6,450,000	27.50	01/17/2025	3,180,000
	(Cost: $10,085,261)					11,353,700

1.60%	PUT OPTIONS
	Goldman Sachs Group	100	3,857,700	320.00	01/05/2024	2,000
	Invesco QQQ Trust	2,248	92,060,096	280.00	06/20/2025	1,272,369
	S&P 500 Index	284	135,463,172	3,350.00	06/20/2025	1,601,760
	(Cost: $4,915,005)					2,876,129

7.91%	TOTAL OPTIONS PURCHASED					14,229,829
	(Cost: $15,000,266)

86.54%	TOTAL INVESTMENTS					155,753,165
	(Cost: $125,953,332)
13.46%	Other assets, net of liabilities					24,245,304
100.00%	NET ASSETS					$179,998,469

	SECURITIES SOLD SHORT

				Shares		Value
(0.04%)	COMMON STOCK
	Tyson Foods, Inc. - Class A(A)			(1,500)		$(80,625)
	(Proceeds received: $74,629)

See Notes to Financial Statements

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Schedule of Options WrittenDecember 31, 2023

(1.49%)	OPTIONS WRITTEN(A)

	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
(1.40%)	CALL OPTIONS
	Alphabet, Inc. - Class A	250	$(3,492,250)	$132.00	01/05/2024	$(197,500)
	Bank of America Corp.	1,000	(3,367,000)	29.00	02/16/2024	(500,000)
	Huntington Ingalls Industries	240	(6,231,360)	250.00	01/19/2024	(276,000)
	Netflix, Inc.	230	(11,198,240)	640.00	06/20/2025	(1,098,250)
	Sturm, Ruger & Co., Inc.	159	(722,655)	45.00	01/19/2024	(19,398)
	Tyson Foods, Inc. - Class A	600	(3,225,000)	50.00	06/21/2024	(390,000)
	VanEck Gold Miners ETF	1,176	(3,646,776)	31.50	01/05/2024	(30,576)
	(Premiums received: $1,980,407)					(2,511,724)

(0.09%)	PUT OPTIONS
	Alphabet, Inc. - Class A	200	(2,793,800)	133.00	01/05/2024	(2,000)
	Bank OZK	400	(1,993,200)	48.00	01/05/2024	(6,000)
	Goldman Sachs Group	100	(3,857,700)	325.00	01/05/2024	(2,000)
	Howard Hughes Holdings	500	(4,277,500)	85.00	01/19/2024	(69,000)
	Occidental Petroleum Corp.	700	(4,179,700)	58.00	01/05/2024	(7,700)
	Sprouts Farmers Market, Inc.	850	(4,089,350)	47.00	01/19/2024	(51,000)
	Tyson Foods, Inc. - Class A	700	(3,762,500)	51.50	01/05/2024	(5,600)
	Ulta Beauty, Inc.	35	(1,714,965)	485.00	01/05/2024	(9,975)
	(Premiums received: $434,310)					(153,275)

(1.49%)	TOTAL OPTIONS WRITTEN					$(2,664,999)
	(Premiums received: $2,414,717)

(A)Non-income producing

(B)Effective 7 day yield as of December 31, 2023

See Notes to Financial Statements

ANNUAL REPORT

RULE ONE FUND

Statement of Assets and LiabilitiesDecember 31, 2023

ASSETS
Investments at value(1) (Note 1)	$155,753,165
Cash at brokers	27,992,230
Receivable for securities sold	3,599,968
Receivable for capital stock sold	477,245
Dividends and interest receivable	299,405
Prepaid expenses	23,568
TOTAL ASSETS	188,145,581

LIABILITIES
Securities sold short, at value(2) (Note 1)	80,625
Options written, at value (3) (Note 1)	2,664,999
Due to broker for borrowings	5,068,728
Interest payable	54,755
Distributions payable	6,006
Accrued advisory fees	240,317
Accrued administration, transfer agent and accounting fees	26,858
Other accrued expenses	4,824
TOTAL LIABILITIES	8,147,112
NET ASSETS	$179,998,469

Net Assets Consist of:
Paid-in-capital	$154,623,830
Distributable earnings (accumulated losses)	25,374,639
Net Assets	$179,998,469

NET ASSET VALUE PER SHARE
Net Assets	$179,998,469
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	14,712,176
Net Asset Value and Redemption Price Per Share	$12.23

(1)Identified cost of:	$125,953,332
(2)Proceeds received of:	$74,629
(3)Premiums received of:	$2,414,717

RULE ONE FUND

Statement of Operations

See Notes to Financial Statements

ANNUAL REPORT

Year ended December 31, 2023
INVESTMENT INCOME
Dividend	$2,029,256
Interest	2,629,092
Total investment income	4,658,348

EXPENSES
Investment advisory fees (Note 2)	2,633,225
Recordkeeping and administrative services (Note 2)	138,228
Accounting fees	83,961
Custody fees	18,009
Transfer agent fees (Note 2)	78,257
Professional fees	47,519
Filing and registration fees	40,000
Trustee fees	14,531
Compliance fees	9,417
Shareholder servicing and reports	45,620
Insurance	4,434
Dividend expense	13,125
Interest expense	354,281
Margin deficit interest	28,497
Other	17,297
Total expenses	3,526,401
Management fee waivers (Note 2)	(48,077)
Net Expenses	3,478,324
Net investment income (loss)	1,180,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	4,893,198
Net realized gain (loss) on options purchased	(754,382)
Net realized gain (loss) on options written	2,949,829
Net realized gain (loss) on short positions	2,097
Net realized gain (loss) on investments, options purchased, options written and short positions	7,090,742
Net change in unrealized appreciation (depreciation) on investments	22,970,877
Net change in unrealized appreciation (depreciation) on options purchased	(767,446)
Net change in unrealized appreciation (depreciation) on options written	(253,440)
Net change in unrealized appreciation (depreciation) on options short positions	(5,996)
Net change in unrealized appreciation (depreciation) on investments,options purchased, options written and short positions	21,943,995
Net realized and unrealized gain (loss)	29,034,737

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$30,214,761

RULE ONE FUND

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Years ended December 31,
	2023	2022
Increase (Decrease) in Net Assets From

OPERATIONS
Net investment income (loss)	$1,180,024	$(547,751)
Net realized gain (loss) on investments, options purchased options written and short positions	7,090,742	(11,107,938)
Net change in unrealized appreciation (depreciation) of investments, options purchased, options written and short positions	21,943,995	(2,892,824)
Increase (decrease) in net assets from operations	30,214,761	(14,548,513)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,314,851)	(6,024,109)
Decrease in net assets from distributions	(1,314,851)	(6,024,109)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	18,759,871	16,214,707
Distributions reinvested	1,304,076	6,014,683
Shares redeemed	(17,323,590)	(10,701,563)
Increase (decrease) in net assets from capital stock transactions	2,740,357	11,527,827

NET ASSETS
Increase (decrease) during year	31,640,267	(9,044,795)
Beginning of year	148,358,202	157,402,997
End of year	$179,998,469	$148,358,202

RULE ONE FUND

Statement of Cash Flows

See Notes to Financial Statements

ANNUAL REPORT

Year ended December 31, 2023
Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$30,214,761
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(103,101,558)
Proceeds from disposition of investment securities	100,359,177
Purchase options	(21,352,090)
Proceeds from disposition of options purchased	5,573,628
Premiums received from options written	11,263,816
Payments to close options written	(5,423,384)
Proceeds from short sales	1,544,824
Payments to close short sales	(1,468,098)
Sale (Purchase) of short term securities, net	(2,777,551)
Decrease (increase) in dividends and interest receivable	305,135
Decrease (increase) in prepaid assets	(431)
Increase (decrease) in due to broker	5,068,728
Increase (decrease) in interest expense payable	54,755
Increase (decrease) in accrued advisory fees	22,984
Increase (decrease) in other accrued expense	5,047
Net Unrealized depreciation (appreciation) on investments, options purchased, options written and short positions	(21,943,995)
Net realized (gain) loss on investments, options purchased, options written and short positions	(7,090,742)
Net cash used in operating activities	(8,744,994)
Cash flows from financing activities:
Proceeds from shares sold	18,282,626
Payments on shares redeemed	(17,335,920)
Cash distributions paid	(14,195)
Net cash provided by financing activities	932,511
Net increase (decrease) in cash	(7,812,483)
Cash:
Beginning balance	35,804,713
Ending balance	$27,992,230

Supplemental Disclosure of Cash Flow Information
Cash financing activities not included herein consist of:
Interest paid	$328,023
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$1,304,076

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

RULE ONE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	For the years ended December 31,			April 1, 2020 to December 31, 2020(2)	June 3, 2019(1) to March 31, 2020
	2023	2022	2021
Net asset value, beginning of period	$10.18	$11.64	$11.07	$8.88	$10.00
Investment activities
Net investment income (loss)(3)	0.08	(0.04)	(0.11)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	2.06	(0.99)	1.53	2.42	(1.09)
Total from investment activities	2.14	(1.03)	1.42	2.37	(1.12)
Distributions
Net investment income	(0.09)	—	—	—	—
Net realized gain	—	(0.43)	(0.85)	(0.18)	—
Total distributions	(0.09)	(0.43)	(0.85)	(0.18)	—
Net asset value, end of period	$12.23	$10.18	$11.64	$11.07	$8.88
Total Return(4)	21.02%	(8.84%)	12.87%	26.74%	(11.20%)
Ratios/Supplemental Data
Ratios to average net assets(5)
Expenses, gross(6)(7)	2.28%	2.05%	2.03%	2.15%	2.30%
Expenses, net of waiver(8)	2.25%	2.02%	2.01%	2.06%	2.08%
Net investment income (loss)	0.76%	(0.36%)	(0.93%)	(0.72%)	(0.40%)
Portfolio turnover rate(4)	100.92%	47.30%	61.92%	32.99%	61.35%
Net assets, end of period (000’s)	$179,998	$148,358	$157,403	$109,267	$63,094

(1)Commencement of operations.

(2)On August 25, 2020, the Board of Trustees approved a change to the Fund’s fiscal year end to December 31.

(3)Per share amounts calculated using the average shares outstanding during the period.

(4)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(5)Ratios to average net assets have been annualized for periods less than one year.

(6)Gross expense ratio reflects the effect of interest and dividend expenses, which are excluded from the Fund’s expense limitation agreement.

(7)Ratio of total expenses before management fee waivers and reimbursements, excluding interest and dividend expenses, would have been: 2.02% for the year ended December 31, 2023, 2.02% for year ended December 31, 2022, 2.01% for the year ended December 31, 2021, 2.08% for the period April 1, 2020 to December 31, 2020 and 2.22% for the period June 3, 2019 to March 31, 2020.

(8)Ratio of total expenses net of management fee waivers and reimbursements, excluding interest and dividend expenses, would have been: 1.99% for the year ended December 31, 2023, 1.99% for the year ended December 31, 2022, 1.99% for the year ended December 31, 2021, 1.99% for the period April 1, 2020 to December 31, 2020 and 1.99% for the period June 3, 2019 to March 31, 2020.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial StatementsDecember 31, 2023

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Rule One Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified open-end management company. The Fund commenced operations on June 3, 2019. On August 25, 2020, the Board of Trustees of the Trust (the “Board”) approved a change in the Fund’s fiscal year end from March 31 to December 31.

The investment objective of the Fund is to seek long-term total return.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board. Short-term debt securities (less than 60 days to maturity) are valued at their current market prices. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to Rule One Partners, LLC (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

In accordance with GAAP, “fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$106,555,670	$—	$—	$106,555,670
Exchange Traded Fund	3,646,776	—	—	3,646,776
Money Market Fund	31,320,890	—	—	31,320,890
Call Options Purchased	—	11,353,700	—	11,353,700
Put Options Purchased	—	2,876,129	—	2,876,129
	$141,523,336	$14,229,829	$—	$155,753,165
Liabilities
Securities Sold Short	$(80,625)	$—	$—	$(80,625)
Call Options Written	—	(2,511,724)	—	(2,511,724)
Put Options Written	—	(153,275)	—	(153,275)
	$(80,625)	$(2,664,999)	$—	$(2,745,624)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and sector.

The Fund held no Level 3 securities during the year ended December 31, 2023.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, there were no such reclassifications.

Derivatives

The Fund utilizes derivatives to achieve its investment strategies. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Options are subject to equity price risk that arises from the possibility that equity security prices will fluctuate affecting the value of the options. The Fund is subject to the requirements of Rule 18f-4 under the 1940 Act and has adopted policies and procedures to manage risks concerning their use of derivatives.

The following are the derivatives held by the Fund on December 31, 2023:

Derivative	Value of Asset Derivatives
Call Options Purchased	$11,353,700
Put Options Purchased	2,876,129
	$14,229,829	*

	Value of Liability Derivatives
Call Options Written	$(2,511,724)
Put Options Written	(153,275)
	$(2,664,999	)**

*Statements of Assets and Liabilities location: Investments at value.

**Statements of Assets and Liabilities location: Options written, at value.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended December 31, 2023 is as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Call Options Purchased	$373,562	$1,268,440
Put Options Purchased	(1,127,944)	(2,035,886)
	$(754,382)	$(767,446)

Call Options Written	$895,836	$(531,317)
Put Options Written	2,053,993	277,877
	$2,949,829	$(253,440)

*Statement of Operations location: Net realized gain (loss) on options purchased and options written, respectively.

**Statements of Operations location: Net change in unrealized appreciation (depreciation) on options purchased and options written, respectively.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

The derivative instruments outstanding as December 31, 2023 disclosed above, and their effect on the Statement of Operations for year ended December 31, 2023, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average monthly volume for the year ended December 31, 2023:

Average notional value of:
Options Purchased	$112,392,484
Options Written	(46,774,444)

Options

Call options give the owner the right to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security to/from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

If a closing purchase or sale transaction is used to terminate the Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. As of December 31, 2023, the value of securities sold short against collateral for the Fund was as follows:

Securities Sold Short	Collateral of Cash and Securities	Segregated Cash as Collateral	Securities Held as Collateral
$80,625	$27,992,230	$27,992,230	$—

The collateral includes deposits with brokers for options written and securities sold short. For the year ended December 31, 2023, the margin interest fees and short debit fees associated with such transactions were $382,778.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

NOTE 2 –

INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment advisory services for an annual fee of 1.70% of the daily net assets of the Fund.

The Advisor earned and waived management fees for the year ended December 31, 2023 as follows:

Management Fee Earned	Management Fee Waived
$2,633,225	$48,077

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.99% of the average daily net assets of the Fund. This agreement is in effect until May 1, 2024. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amounts of recoverable waivers and reimbursements as of December 31, 2023 are as follows:

Recoverable Waivers and Reimbursements and Expiration Date
2024	2025	2026	Total
$28,329	$46,093	$48,077	$122,499

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For it’s services, fees to CFS are computed daily and paid monthly. For the year ended December 31, 2023, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Fund Accounting
$128,739	$70,022	$77,481

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees may include out of pocket expenses not paid to CFS.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus, LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus, LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended December 31, 2023, were as follows:

Purchases	Sales
$123,804,401	$108,840,759

The above amounts do not include the following:

Payments to purchase options	$649,247
Proceeds from disposition of options purchased	692,013
Premiums received from options written	11,263,816
Payments to close options written	5,423,384
Proceeds from short sales	1,544,824
Payments to close short sales	1,468,098

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Distributions paid from:
Ordinary income	$1,180,024	$—
Realized gains	134,827	6,024,109
	$1,314,851	$6,024,109

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

As of December 31, 2023, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed net realized gain (loss) on investments	$(3,184,226)
Net unrealized appreciation (depreciation) on investments	28,558,865
$25,374,639

As of December 31, 2023, the Fund had a capital loss carryforward of $3,184,226, all of which is considered short term. This loss may be carried forward indefinitely. During the year ended December 31, 2023, the Fund utilized $7,462,570 of capital loss carryforwards from the year ended December 31, 2022.

Cost of securities for Federal Income tax purposes, inclusive of premiums received from options written, and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$124,448,677	$32,831,746	$(4,272,881)	$28,558,865

The difference between book basis and tax basis accumulated appreciation (depreciation) is attributable primarily to the deferral of wash of sales and straddle losses, and differences in marked-to-market adjustments on options written.

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended December 31, 2023	Year ended December 31, 2022
Shares sold	1,604,012	1,470,736
Shares reinvested	106,555	591,414
Shares redeemed	(1,578,628)	(1,004,991)
Net increase (decrease)	131,939	1,057,159

NOTE 6 – RISKS AND BORROWINGS

The Fund engages in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than it would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has a leverage agreement with Interactive Brokers. The interest rate charged for these borrowings is a blended rate based on the tier of the margin balance. During the year ended December 31, 2023, the interest was as follows:

Outstanding average daily balance	Weighted average interest rate	Maximum amount outstanding	Outstanding balance as of 12/31/2023	Interest Expense
$5,800,294	6.11%	$25,487,144	$14,909,053	$354,281

NOTE 7 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2023, 25.41% of the value of the net assets of the Fund were invested in securities within the Communications Services sector.

ANNUAL REPORT

RULE ONE FUND

Notes to Financial Statements - continuedDecember 31, 2023

NOTE 8 – OTHER RISKS TO THE FUND

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the potential spillover effects of the Israel-Hamas war, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

RULE ONE FUND

Report of Independent Registered Public Accounting Firm

taitweller.com

To the Shareholders of
Rule One Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Rule One Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and cash flows for the year then ended, he statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required

ANNUAL REPORT

RULE ONE FUND

Report of Independent Registered Public Accounting Firm - continued

to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (68) Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023), Dean (2013-2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	20	Independent Trustee for the forty-six series of the ETF Opportunities Trust (registered investment company).
Mary Lou H. Ivey (66) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008-2021.	20	Independent Trustee for the forty-six series of the ETF Opportunities Trust (registered investment company).
Theo H. Pitt, Jr. (87) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the ten series of that trust; and ETF Opportunities Trust for the forty-six series of that trust; (all registered investment companies).

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (60) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. October 2013 - present.
Karen M. Shupe (59) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (69) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (55) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King, Jr. (61) Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina (55) Assistant Secretary	Indefinite, Since November 2022

Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (62) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright (51) Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters (55) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov.

ANNUAL REPORT

RULE ONE FUND

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2023 and held for the six months ended December 31, 2023.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Annualized Expense Ratio	Expenses Paid During the Period Ended (12/31/23)*
Rule One Fund	$1,000.00	$1,049.92	2.37%	$12.24
Hypothetical**	$1,000.00	$1,013.26	2.37%	$12.02

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

ANNUAL REPORT

RULE ONE FUND

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

Rule One Partners, LLC
811 Bear Creek Road
Moreland, Georgia 30259

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent, Fund Administration and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 1. (b). Not applicable.

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(f) The code of ethics is attached hereto as exhibit13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 for 2023 and $15,650 for 2022.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,400 for 2023 and $3,250 for 2022. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $1,000 for 2023 and $1,000 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)       Schedule filed under Item 1 of the Form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public account: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 8, 2024

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: March 8, 2024

* Print the name and title of each signing officer under his or her signature.